Exhibit 10.2

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of July 27, 2012, made by VARSITY AP HOLDING CORPORATION, a Georgia corporation, GCP AMERIFILE COINVEST INC., a Delaware corporation, VARSITY AP HOLDINGS LLC, a Delaware limited liability company, AMERIFILE, LLC, a Delaware limited liability company, PEACHTREE BUSINESS PRODUCTS, LLC, a Delaware limited liability company, and AP RE LLC, a Georgia limited liability company (each, an “Additional Grantor”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent and administrative agent (in such capacity, the “U.S. ABL Collateral Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the ABL Credit Agreement referred to below and the other Secured Parties (as defined below). All capitalized terms not defined herein shall have the meaning ascribed to them in the U.S. Guarantee and Collateral Agreement referred to below, or if not defined therein, in the ABL Credit Agreement.

W I T N E S S E T H :

WHEREAS, HD Supply, Inc., a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers party thereto, General Electric Capital Corporation, as administrative agent and collateral agent, GE Canada Finance Holding Company, as Canadian administrative agent and Canadian collateral agent, and the Lenders are parties to an ABL Credit Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “ABL Credit Agreement”);

WHEREAS, in connection with the ABL Credit Agreement, the Parent Borrower and certain of its Subsidiaries are, or are to become, parties to the U.S. Guarantee and Collateral Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “U.S. Guarantee and Collateral Agreement”), in favor of the U.S. ABL Collateral Agent, for the benefit of the Secured Parties (as defined in the U.S. Guarantee and Collateral Agreement);

WHEREAS, each Additional Grantor is a member of an affiliated group of companies that includes the Parent Borrower and each other Grantor; the proceeds of the extensions of credit under the ABL Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors (including each Additional Grantor) in connection with the operation of their respective businesses; and the Borrowers and the other Grantors (including each Additional Grantor) are engaged in related businesses, and each such Grantor (including each Additional Grantor) will derive substantial direct and indirect benefit from the making of the extensions of credit under the ABL Credit Agreement;

WHEREAS, the ABL Credit Agreement requires each Additional Grantor to become a party to the U.S. Guarantee and Collateral Agreement; and

WHEREAS, each Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the U.S. Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. U.S. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, each Additional Grantor, as provided in subsection 9.15 of the U.S. Guarantee and Collateral Agreement, hereby becomes a party to the U.S. Guarantee and Collateral Agreement as a Guarantor,

Grantor and, except for AP RE LLC, Pledgor thereunder with the same force and effect as if originally named therein as a Guarantor, Grantor and, except for AP RE LLC, Pledgor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor, Grantor and, except for AP RE LLC, Pledgor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1, 2, 3, 4, and 5 to the U.S. Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information. Each Additional Grantor hereby represents and warrants that each of the representations and warranties of such Additional Grantor, in its capacities as a Guarantor, Grantor and, except for AP RE LLC, Pledgor, contained in Section 4 of the U.S. Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. Each Additional Granting Party hereby grants, as and to the same extent as provided in the U.S. Guarantee and Collateral Agreement, to the U.S. ABL Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the Collateral (as such term is defined in Section 3.1 of the U.S. Guarantee and Collateral Agreement) and, except for AP RE LLC, the Pledged Collateral (as such term is defined in the U.S. Guarantee and Collateral Agreement) of such Additional Granting Party, except as provided in Section 3.3 of the U.S. Guarantee and Collateral Agreement.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

2

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

VARSITY AP HOLDING CORPORATION

By:	/s/ Katherine A. Boelte
Name: Katherine Boelte
Title: Treasurer

GCP AMERIFILE COINVEST INC.

By:	/s/ Katherine A. Boelte
Name: Katherine Boelte
Title: Treasurer

VARSITY AP HOLDINGS LLC

By:	/s/ Katherine A. Boelte
Name: Katherine Boelte
Title: Treasurer

AMERIFILE, LLC

By:	/s/ Katherine A. Boelte
Name: Katherine Boelte
Title: Treasurer

PEACHTREE BUSINESS PRODUCTS, LLC

By:	/s/ Katherine A. Boelte
Name: Katherine Boelte
Title: Treasurer

AP RE LLC

By:	/s/ Katherine A. Boelte
Name: Katherine Boelte
Title: Treasurer

3

Acknowledged and Agreed to as of the date hereof by: GENERAL ELECTRIC CAPITAL CORPORATION, as U.S. ABL Collateral Agent and Administrative Agent

By:	/s/ Steven Flowers
Name: Steven Flowers
Title: Duly Authorized Signatory

4

Annex 1-A to

Assumption Agreement

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 1

Notices, requests or demands to or upon any Grantor under the U.S. Guarantee and Collateral Agreement shall be made to such Grantor as follows:

Any of:

Varsity AP Holding Corporation

GCP Amerifile Coinvest Inc.

Varsity AP Holdings LLC

Amerifile LLC

Peachtree Business Products, LLC

AP RE LLC

3100 Cumberland Boulevard,

Suite 1700

Atlanta, GA, 30339

Attention: Ricardo Nunez

Telephone: (770) 852-9321

HDS IP Holding, LLC

101 Convention Center Drive, Suite 850

Las Vegas, NV 89109

Attention: Ricardo Nunez

Telephone: (770) 852-9321

with copies to

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Paul Brusiloff, Esq.

Facsimile: (212) 521-7015

Telephone: (212) 909-6000

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 2

Pledged Stock:

Pledgor	Issuer	Class of Stock or Interests	Par Value	Certificate No(s).	Number of Shares or Interests Pledged	% of All Issued Capital or Other Equity Interests of Issuer Pledged
Varsity AP Holding Corporation	Varsity AP Holdings LLC	Membership Interests	n/a	n/a	36,383,200	71.2%
GCP Amerifile Coinvest Inc.	Varsity AP Holdings LLC	Membership Interests	n/a	n/a	919,800	1.8%
Varsity AP Holdings LLC	Amerifile LLC	Membership Interests	n/a	n/a	n/a	100%
Amerifile LLC	Peachtree Business Products, LLC	Membership Interests	n/a	n/a	n/a	100%
Peachtree Business Products, LLC	AP RE LLC	Membership Interests	n/a	n/a	n/a	100%

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 3

Intellectual Property Filings

United States Patent and Trademark Office (“USPTO”)

Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of July 27, 2012, made by the signatories thereto in favor of General Electric Capital Corporation, as administrative agent and collateral agent, to be filed with the Trademark Division of the United States Patent and Trademark Office.

United States Copyright Office (“USCO”)

Grant of Security Interest in Copyrights, dated as of July 27, 2012, made by the signatories thereto in favor of General Electric Capital Corporation , as administrative agent and collateral agent, to be filed with the United States Copyright Office.

Existing Security Interests

UCC Filings

Granting Party	State	Filing Office	Document Filed
Varsity AP Holding Corporation	Georgia	Cooperative Authority	UCC-1 Financial Statement
GCP Amerifile Coinvest Inc.	Delaware	Delaware Secretary of State	UCC-1 Financial Statement
Varsity AP Holdings LLC	Delaware	Delaware Secretary of State	UCC-1 Financial Statement
Amerifile LLC	Delaware	Delaware Secretary of State	UCC-1 Financial Statement
Peachtree Business Products, LLC	Delaware	Delaware Secretary of State	UCC-1 Financial Statement

Granting Party	State	Filing Office	Document Filed
AP RE LLC	Georgia	Cooperative Authority	UCC-1 Financial Statement

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 4

Legal Name	Jurisdiction of Organization
Varsity AP Holding Corporation	Georgia
GCP Amerifile Coinvest Inc.	Delaware
Varsity AP Holdings LLC	Delaware
Amerifile LLC	Delaware
Peachtree Business Products, LLC	Delaware
AP RE LLC	Georgia

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 5

Patents

None.

Copyrights

Amerifile, LLC

Title	Registration No.	Registration Date
AmeriFile Spring/Summer Catalog U	TX0006838826	May 2, 2008

Trademarks

Peachtree Business Products, LLC

TRADEMARK	Status	Reg. No. / App. No.	Reg. Date / App. Date
FIDO HOUSE (and design)	Registered	2736417	July 15, 2003
FIDO FRESHHANDS	Pending	85312225	May 4, 2011

Amerifile, LLC

TRADEMARK	Status	Reg. No.	Reg. Date
AMERIFILE	Registered	3688792	September 29, 2009

TRADEMARK	Status	Reg. No.	Reg. Date
ESSENTIAL PRODUCTS FOR AN EFFICIENT PRACTICE	Registered	3683191	September 15, 2009
AMERIFILE	Registered	3371018	January 15, 2008
WALLSTRETCHER	Registered	2311197	January 25, 2000
AMERILFE (and design)	Registered	2231634	March 16, 1999

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 6

None.

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